Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980
Angel Oak Multi-Strategy Income Fund
Angel Oak UltraShort Income Fund
Angel Oak Income ETF
Angel Oak UltraShort Income ETF
Angel Oak High Yield Opportunities ETF
Angel Oak Mortgage-Backed Securities ETF

(each, a “Fund” and collectively, the “Funds”)
each, a series of Angel Oak Funds Trust (the “Trust”)

October 2, 2025

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAIs”) dated May 31, 2025

This Supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectuses and SAIs and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAIs.

As previously announced on April 1, 2025, on October 1, 2025, Brookfield Asset Management Ltd. acquired a majority of Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC (“Angel Oak”), the investment adviser of the Funds (the “Transaction”). The Transaction is not expected to result in any material change in the day-to-day management of the Funds.

The closing of the Transaction resulted in a change of control of Angel Oak (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the previous investment advisory agreements between Angel Oak and the Trust, on behalf of the Funds (the “Previous Advisory Agreements”), contain a provision that the Previous Advisory Agreements will automatically terminate in the event of an “assignment” (as defined in the 1940 Act). The Change of Control caused an assignment of the Previous Advisory Agreements and resulted in the automatic termination of the Previous Advisory Agreements.

At a meeting held on April 23, 2025, the Board of Trustees (the “Board”) of the Trust considered and approved new investment advisory agreements between Angel Oak and the Trust, on behalf of the Funds (the “New Advisory Agreements”) with the same advisory fees for each of the Funds and substantially similar terms and conditions to the corresponding Previous Advisory Agreements. At a special meeting of shareholders of the Funds (the “Special Shareholder Meeting”) held on June 26, 2025, shareholders of the Angel Oak Multi-Strategy Income Fund and Angel Oak UltraShort Income Fund approved the New Advisory Agreements for those Funds. The Special Shareholder Meeting was adjourned until July 22, 2025, July 29, 2025, and October 1, 2025, whereby shareholders of the Angel Oak High Yield Opportunities ETF, Angel Oak Income ETF, and Angel Oak Mortgage-Backed Securities ETF, respectively, approved the New Advisory Agreements for those Funds. The New Advisory Agreements will not result in any material changes to the Funds’ respective investment objectives and principal investment strategies.

With respect to the Angel Oak UltraShort Income ETF, shareholders have not approved the relevant New Advisory Agreement for that Fund and the Board has approved an interim investment advisory agreement that will go into effect until shareholders of the Fund approve the relevant New Advisory Agreement or 150 days, whichever is sooner.

Consistent with applicable requirements under the 1940 Act, requiring the post-transaction Board to be comprised of more than 75% independent Trustees, the Board has accepted the resignation of Cheryl M. Pate, a senior portfolio manager at Angel Oak, as a Trustee of the Board pursuant to the Trust’s governing documents, effective as of the close of business on September 30, 2025. The Board has further decreased the number of Trustees to the Trust to five.

Effective as of the close of business on September 30, 2025, the following changes are made to each Fund’s SAI:

All references to Cheryl M. Pate are hereby removed.

Additionally, effective as October 1, 2025, Ward Bortz has replaced Adam Langley as President of the Fund.

Accordingly, all references to Adam Langley are hereby removed from each Fund’s SAI and replaced with references to Ward Bortz.

The section of the SAI captioned “Management – Trustees and Officers” is revised by replacing the first row of the table titled “Officers of the Trust” with the following:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Ward Bortz 1983	President	Since 2025; indefinite term	Head of U.S. Wealth and ETF Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2022); Head of ETFs and Senior Researcher, Angel Oak Capital Advisors, LLC (2022); Client Portfolio Manager, Fixed Income Factors, Invesco (2019-2022).

Please retain this Supplement with your Summary Prospectuses, Prospectuses and SAIs for future reference.